                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as permitted by
[X] Definitive Proxy Statement                Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                            ADDvantage Media Group, Inc.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
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[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
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Notes:

                         ADDVANTAGE MEDIA GROUP, INC.
                            5100 East Skelly Drive
                          Meridian Tower, Suite 1080
                             Tulsa, Oklahoma 74135

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held July 18, 1996


To the Stockholders of
  ADDVANTAGE MEDIA GROUP, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ADDVantage Media Group, Inc., an Oklahoma corporation (the "Company"), will be held in the Meeting Tower Conference Room, Meridian Tower, 4th Floor, 5100 East Skelly Drive, Tulsa, Oklahoma, on Thursday, July 18, 1996, at 10:00 a.m., local time, for the following purposes:

        1.      To elect four directors for one year terms;

        2. To consider and act upon a proposal to ratify the appointment for Tullius Taylor Sartain & Sartain as the independent auditors of the Company for 1996; and

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on May 31, 1996, as the record date for the meeting, and only holders of shares of Common Stock and Series A Preferred Stock of record at such time will be entitled to vote at the meeting or any adjournment thereof. A complete list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days prior to the date of the meeting at the offices of the Company and at the time and place of the meeting.

                                            By Order of the Board of Directors,



                                            Lynnwood R. Moore, Jr.
                                            Secretary

Tulsa, Oklahoma
June 18, 1996

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         ADDVANTAGE MEDIA GROUP, INC.
                            5100 East Skelly Drive
                          Meridian Tower, Suite 1080
                             Tulsa, Oklahoma 74135


                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held July 18, 1996


                    SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ADDvantage Media Group, Inc., an Oklahoma corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on July 18, 1996, or at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying proxy were first forwarded on or about June 18, 1996, to stockholders of record as of May 31, 1996.

     If the accompanying proxy is properly executed and returned, the shares represented by the proxy will be voted at the Annual Meeting. If a stockholder indicates in his or her proxy a choice with respect to any matter to be acted upon, that stockholder's shares will be voted in accordance with such choice. If no choice is indicated, such shares will be voted "FOR" (a) the election of all of the nominees for directors listed below and (b) the ratification of the appointment of the independent auditors. A stockholder giving a proxy may revoke it by giving written notice of revocation to the Secretary of the Company at any time before it is voted, by executing another valid proxy bearing a later date and delivering such proxy to the Secretary of the Company prior to or at the Annual Meeting, or by attending the Annual Meeting and voting in person.

     The expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying proxy, will be borne by the Company. Such expenses will also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Solicitation of proxies may be made by mail, telephone, personal interviews or other means by the Board of Directors or the Company's employees who will not be additionally compensated therefor but may be reimbursed for their out-of-pocket expenses in connection therewith.

                         STOCKHOLDERS ENTITLED TO VOTE

     Stockholders of record at the close of business on May 31, 1996 (the "Record Date"), will be entitled to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 4,942,620 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 277,750 shares of Series A Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of the Company. Each share of Common Stock is entitled to one vote and each share of Preferred Stock is entitled to 1.48 votes. There is no cumulative voting with respect to the election of directors.

     The presence in person or by proxy of the holders of a majority of the aggregate shares of Common Stock and Preferred Stock issued and outstanding at the Annual Meeting will constitute a quorum for the transaction of business. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been reached. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company.

Abstentions from voting, which may be specified on each proposal except the election of directors, will have the effect of a negative vote. A broker non-vote will have no effect on the outcome of the election of directors or the other proposal.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

        Stockholder action will be requested at the Annual Meeting with respect to the re-election of each of the current members of the Board of Directors of the Company (the "Board of Directors") for a one year term expiring at the 1997 Annual Meeting of Stockholders. The By-laws (the "By-laws") of the Company provide that the Board of Directors shall consist of not less than one nor more than nine directors, as determined from time to time by resolution of the Board of Directors. The number of directors is currently fixed at four. The term of all the members of the Board of Directors, consisting of Charles H. Hood, Gary
W. Young, J. Larre Barrett and John W. Condon, will expire at the Annual Meeting, and the accompanying proxy solicits your vote for four directors.

        The Board of Directors has nominated Charles H. Hood, Gary W. Young, J. Larre Barrett and John W. Condon, for re-election as directors. The persons named as proxies in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in such proxy, for the election of Messrs. Hood, Young, Barrett and Condon. Should any nominee named herein become unable for any reason to stand for election as a director of the company, it is intended that the persons named in such proxy will vote for the election of such other person or persons as the Board of Directors may recommend. The Company knows of no reason why any of the nominees will be unavailable or unable to serve. The affirmative vote of the holders of a majority of the aggregate shares of Common Stock and Preferred Stock present in person or by proxy at the Annual Meeting and entitled to vote is required for the election of directors.

        The Board of Directors recommends a vote "FOR" each of the following nominees for directors.

Nominees for Directors

        Charles H. Hood, age 57, has served as Chairman, President and a
director of the Company since its formation in September 1989.   From 1987 to
June 1990, he served as Chairman of the Board of Directors of Ackerman, Hood & McQueen, Inc., an advertising agency headquartered in Oklahoma, with offices located in Tulsa and Oklahoma City, Oklahoma, Dallas, Texas, Washington, D.C., Cleveland, Ohio and Fort Smith, Arkansas. From 1970 to 1987, Mr. Hood served as Chairman of the Board of Directors of Hood, Hope and Associates, Inc., an advertising agency he co-founded in 1970. Mr. Hood received a Bachelor of Journalism degree from the University of Missouri.

        Gary W. Young, age 55, joined the Company in December 1990 as Executive President - Finance and Administration and a director. Mr. Young is also the owner and President of Young Ideas Inc., a financial consulting and investment company he founded in 1987. From 1980 to 1986, he served as Executive Vice President and a Director of Geodyne Resources, Inc., an oil and gas acquisition and exploration company headquartered in Tulsa, Oklahoma. From 1970 to 1980, Mr. Young was Senior Vice President of Finance and Administration and a Director of Cotton Petroleum Corporation, a Tulsa, Oklahoma, based oil and gas exploration company. From 1963 to 1970, he was employed by Arthur Young & Company (now Ernst & Young), a national accounting firm. Mr. Young received a Bachelor of Science degree from Kansas State University and is a Certified Public Accountant.

        J. Larre Barrett, age 56, was elected a director of the Company in January, 1992. He has served as Vice President of Decker Communication, Inc., a consulting firm dealing with communication and skills building, since December 1994. From March 1993 to December 1994, Mr. Barrett served as Vice President of Sales for Dorna USA. From 1989 to February 1993, he served as Vice President - Olympic Marketing Sales of CBS, Inc. Prior to this position, Mr. Barrett spent 24 years with the ABC Television Network, most recently serving as its Vice President of Sports Sales and Vice President of Olympic Marketing and Sales. Mr. Barrett received Bachelor of Journalism and Master of Arts in Radio/Television Sales & Management degrees from the University of Missouri.

        John W. Condon, age 59, has been a director of the Company since September 1989. He has been employed by United Graphics, Inc., a company specializing in pre-printing negatives and color separation, since 1964 and has served as its Executive Vice President since that time. Mr. Condon received a Bachelor of Science degree in Commerce with a major in Marketing from the University of Notre Dame.

Compensation of Directors

        The Company's directors receive no additional compensation for their services on the Board of Directors or any committee thereof. All directors are reimbursed by the Company for out-of-pocket expenses incurred by them in connection with their service on the Board of Directors and any committee thereof.

Meeting and Committees of the Board of Directors

        During the 1995, the Board of Directors held one meeting (all other action being taken by unanimous written consent). Each director attended all meetings of the Board and of the Committees on which he served during 1995, except for Mr. Barrett who was unable to attend the Board and Audit Committee meetings held during the year. The Board of Directors has a standing Audit Committee and presently has no standing compensation committee or nominating committee.

        The Audit Committee is composed of Messrs. Barrett and Condon. The Audit Committee annually considers the qualifications of the independent auditors of the Company and makes recommendations to the Board of Directors on the engagement of the independent auditors. The Audit Committee also reviews with the independent auditors the scope and results of the Company's audits, compliance with any of the Company's written policies and procedures, the adequacy of the Company's system of internal accounting controls and the professional services furnished by the independent auditors of the Company. The Audit Committee met once during 1995.

        The Company does not have a standing nominating committee. Nominations of candidates for election as directors of the Company may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder entitled to vote at such meeting.

                                 PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

        Stockholder action will be requested at the Annual Meeting to ratify the Board of Directors' appointment of the Company's independent auditors for 1996. The Board of Directors has appointed Tullius Taylor Sartain & Sartain as the independent auditors of the Company for the fiscal year ending December 31, 1996. Tullius Taylor Sartain & Sartain has been the independent auditors of the Company since 1994. A proposal will be presented at the Annual Meeting asking the stockholders to ratify the appointment of Tullius Taylor Sartain & Sartain as the Company's independent auditors. If the stockholders do not ratify the appointment of Tullius Taylor Sartain & Sartain, the Board of Directors will reconsider the appointment. The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for the approval of this proposal.

     A representative of Tullius Taylor Sartain & Sartain will be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" ratification of the appointment of Tullius Taylor Sartain & Sartain as the Company's independent auditors of 1996.


                          PRINCIPLE STOCKHOLDERS AND
                       SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of April 30, 1996, the number and percentage of shares of Common Stock and Preferred Stock of the Company owned beneficially, by class and on a combined basis, by (i) each of the directors of the Company and executive officers named in the "Summary Compensation Table" below, (ii) all officers and directors as a group, and (iii) each person owning more than 5% of the Common Stock or Preferred Stock. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares.


                                    Common Stock                Series A Preferred Stock (B)
                              -----------------------         --------------------------------

                                                                                               Percentage of
    Name and Address        Number of Shares   Percent of     Number of Shares    Percent     Total Combined
    of Beneficial Owner   Beneficially Owned    Class(1)     Beneficially Owned   of Class    Voting Power(8)
    ------------------    ------------------   ----------    ------------------   --------    ---------------
Charles H. Hood ..........     551,650(2)         10.8%           65,000            23.4%          11.8%
3264 East 75th Street
Tulsa, OK 74136

Gary W. Young ............     417,930(3)          8.1%           68,750            21.2%           9.1%
7417 South Floronco
Tulsa, OK 74136

J. Larre Barrett ........      118,680(4)          2.4%             -0-              --             2.2%
1055 Hardscrabble Road
Chappaqua, New York 10514

John W. Condon ..........      129,680(5)          2.6%           12,750             4.6%           2.8%
1748 E. 30th Place
Tulsa, OK 74114

Robert W. Davis .........      170,150             3.4%           56,875            20.5%           4.8%
3129 S. Columbia Circle
Tulsa, OK 74105

William S. Atherton            290,000(6)          6.9%           12,500             4.5%           5.8%
759 Cal Cove Dr.
Fort Meyers, FL 33919

R. Frank Jerd ...........       17,000              -             50,000            18.0%           1.7%
3105 E. 75th Place
Tulsa, OK 74138

All officers and directors   1,217,840(7)         22.6%          136,500            49.1%          24.5%
as a group (4 persons)

   _______________________

*    Less than one percent.

(1) Shares of Common Stock which an individual has the right to acquire within 60 days pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table or the percentage ownership of all officers and directors as a group.

(2) Includes 145,000 shares subject to options which are currently exercisable and 12,500 shares subject to warrants which are currently exercisable.

(3) Includes 195,000 shares subject to stock options which are currently exercisable and 12,500 shares subject to warrants which are currently exercisable.

(4) Includes 50,000 shares subject to stock options which are currently exercisable.

(5) Includes 25,000 shares subject to stock options which are currently exercisable.

(6) Includes 70,000 shares owned by Atherton & Murphy Investment Company, of which Mr. Atherton is a partner and 50% owner.

(7) Includes an aggregate of 415,000 shares subject to stock options which are currently exercisable and 25,000 shares subject to warrants which are currently exercisable.

(8) Each share of Preferred Stock is convertible into that number of shares of Common Stock determined by dividing the sum of $4.00 plus the amount of accrued but unpaid dividends by $4.00. Holders of Preferred Stock are entitled to vote on all matters together with the holders of Common Stock and each share of Preferred Stock is entitled to the number of votes equal to the number of shares then issuable to the holder upon its conversion. For purposes of this table, it has been calculated that each share of Preferred Stock is entitled to approximately 1.48 votes.



                            EXECUTIVE COMPENSATION


     The following table sets forth certain information for each of the fiscal years ended December 31, 1995, 1994 and 1993, with respect to the compensation paid for services rendered in all capacities to the Company by the Company's chief executive officer and each executive officer whose total compensation exceeded $100,000 during fiscal 1995. No other executive officer received salary and bonus of greater than $100,000.


                                             Summary Compensation Table

                                           Annual Compensation                                Long-Term Compensation
                                  ----------------------------------------------      ----------------------------------------------
                                                                                                      Number
                                                                         Other                       of shares
                                                                         Annual       Restricted      Under-        Long-Term
                                                                         Compen-         Stock         lying        incentive
Name and                                     Salary          Bonus       sation          Awards       Options        Payouts
Principal Position                Year         ($)            ($)        ($)(4)           ($)         Granted          ($)
- ------------------                ----       ------          -----       ------         --------      -------       ---------
Charles H. Hood,                  1995     $106,250(1)    $143,750(3)    $16,000           -0-        50,000           -0-
 President and                    1994      100,000(1)        -0-            -0-           -0-           -0-           -0-
 Chairman                         1993      100,000(1)        -0-            -0-           -0-        95,000(5)        -0-

Gary W. Young,                    1995     $106,250(2)    $143,750(3)    $16,000           -0-        50,000           -0-
 Executive Vice                   1994       80,000(2)        -0-            -0-           -0-           -0-           -0-
 President                        1993       80,000(2)        -0-            -0-           -0-       145,000(6)        -0-

- ------------------

(1) Commencing October 1, 1995, Mr. Hood was entitled to receive an annual base salary of $125,000, and for the first none months of 1995 and for each of the fiscal years 1994 and 1993, he was entitled to receive an annual base salary of $100,000. However, Mr. Hood elected to forego receiving and salary until such time as the Company's working capital position improves or conditions otherwise warrant the payment thereof. The salary has been recorded as an expense during each of these years and a liability has been accrued for the salary payable to Mr. Hood. During 1995, Mr. Hood received payments of $30,000 with respect to his accrued salary.

(2) Commencing October 1, 1995, Mr. Young became entitled to receive an annual base salary of $125,000. Mr. Young was entitled to receive an annual base salary of $100,000 for the first nine months of fiscal year 1995, and $80,000 for each of fiscal years 1994 and 1993. However, Mr. Young elected to forego receiving any salary until such time as the Company's working capital position improves or conditions otherwise warrant the payment thereof. The salary has been recorded as an expense during each of these years and a liability has been accrued for the salary payable to Mr. Young. During 1995, Mr. Young received payments of $30,000 with respect to his accrued salary.

(3) Represents a cash bonus in the amount of $50,000 to each of Mr. Hood and Mr. Young and the fair market value at the date of award ($.625 per share) if 150,000 shares of Common Stock awarded to each of Mr. Hood and Mr. Young as bonus compensation in 1995. Neither Mr. Hood nor Mr. Young received payment of the cash bonus in 1995 and payment of such amount was deferred until the Company's working capital improves or conditions otherwise warrant payment thereof. The bonuses have been recorded as an expense for 1995 and a corresponding liability has been accrued for the bonuses payable.

(4) Other annual compensation represents payment of a non-accountable expense allowance in 1995. Amounts do not include the value of perquistes or other personal benefits because the amount of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus.

(5) Mr. Hood was granted options to acquire 95,000 shares of Common Stock at an exercise price of $0.375 per share in May of 1993 which replaced options for 95,000 shares having an exercise price of $1.00 per share which had been granted in November 1992.

(6) Mr. Young was granted options to acquire 145,000 shares of Common Stock at an exercise price of $0.375 per share in May of 1993 which replaced options for 145,000 shares having an exercise price of $1.00 per share which had been granted in November 1992.

Option Grants

          The following table sets forth information with respect to stock options granted by the Company to each of the named executive officers during the year ended December 31, 1995.

                                            Percent of
                              Number of       Total
                               Shares        Options      Exercise
                              Underlying   Granted to      Price
                               Options      Employees    Per Share   Expiration
Name                           Granted       in 1995        ($)         Date
- ----                           -------       -------     ---------   ----------
Charles H. Hood                 50,000        46.5%        $0.20     1/15/2005
Gary W. Young                   50,000        46.5%        $0.20     1/15/2005

Fiscal Year End Option Values

     There were no stock options exercised by the named executive officers during the year ended December 31, 1995. The following table sets forth information regarding the value of unexercised stock options held by each of the named executive officers as of the year ended December 31, 1995.

                       Number of Shares of Common          Value of Unexercised
                      Stock Underlying Unexercised       In-The-Money Options at
                    Options at December 31, 1995(#)      December 31, 1995($)(1)
                    -------------------------------      -----------------------
Name                  Exercisable      Unexercisable    Exercisable  Unexercisable
- ----                  -----------      -------------    -----------  -------------
Charles H. Hood         145,000               -0-        $357,475        $-0-
Gary W. Young           195,000(2)            -0-        $477,725        $-0-

____________

(1) Calculated by determining the difference between the fair market value of the Company's Common Stock as of December 31, 1995 ($2.78 per share based on the average of the high and low bid price on such date) and the exercise price of the underlying options.
(2) Does not include an option granted by Mr. Hood to Mr. Young to purchase 60,000 shares at an exercise price of $1.00 per share.

Executive Retirement Plan

     In December 1995, the Company adopted the ADDvantage Media Group, Inc. Supplemental Executive Retirement Plan, a nonqualified deferred compensation plan (the "Retirement Plan"). The Retirement plan is an unfunded plan maintained to provide deferred compensation to certain highly compensated employees of the Company. Participation in the Retirement Plan is limited to senior management employees of the Company designated by the Company's Board of Directors. Mr. Hood and Mr. Young have been designated by the Board of Directors as eligible participants under the Retirement Plan.

     Under the Retirement Plan, a participant terminating employment upon reaching age 62 (the "early retirement date") will be entitled to receive monthly benefits of approximately $6,770 a month for a period of ten years. Upon reaching age 65 (the "normal retirement date") or such later date coinciding with the executive"s termination of or retirement from employment, each executive will be entitled to receive monthly payments of $10,416.67 (the "normal retirement benefits") for a period of ten years. In the event of a long-term disability (as determined by the Board of Directors), the executive will be entitled to the normal retirement benefits under the Retirement Plan commencing on the early retirement date. In the event of the death of an executive participant prior to the termination of employment, such executive's spouse or designated beneficiary will be entitled to the normal retirement benefits under the Retirement Plan. If the executive participant's employment with the Company is terminated prior to the early retirement date, no benefits are payable under the Retirement Plan.

                             CERTAIN TRANSACTIONS

     On January 18, 1995, the Company filed suit against Wal-Mart Stores, Inc. ("Wal-Mart") in the United States District Court for the Western District of Arkansas stemming from the contractual relationship between the Company and Wal-Mart with respect to the use of the Shoppers Calculator(1) in certain Wal-Mart stores. In order to fund the initial filing of the litigation, Charles H. Hood and Gary W. Young, each an officer and director of the Company, each loaned the Company $10,000 for which they received an unsecured promissory note from the Company payable within 20 days after final resolution of the Wal-Mart litigation. In addition, the Company agreed to pay to each of Messrs. Hood and Young one percent of any recovery (net of legal fees and costs related to the litigation) received as a result of the Wal-Mart litigation. The Company and Wal-Mart entered into a new contract effective as of September 1, 1995, in settlement of the litigation. Pursuant to the Company's calculation of the net recovery to be received from the Wal-Mart contract entered into in settlement of the litigation, each of Messrs. Hood and Young are entitled to receive approximately $50,056.

     During the first quarter of 1995, the Company completed a private placement of notes and warrants for an aggregate consideration of $200,000. The notes issued in the offering bear interest at a rate of 10% per annum and principal and interest on the notes were due and payable on or before 20 days after the final resolution, by settlement, judgment or otherwise, of the Wal-Mart litigation. Each warrant issued entitled the holder thereof to purchase one share of Common Stock at an exercise price of $0.20 per share at any time within two years of the date of issuance. In addition, the Company agreed to pay to the investors a total of 10% of the net recovery from the Wal-Mart lawsuit or any settlement thereof. Investors in the private placement included Messrs. Hood, Young and Barrett, directors of the Company, and Robert W. Davis and William S. Atherton, each an owner of more than five percent of a class of the Company's outstanding securities. The following table sets forth certain information with respect to the securities acquired by such purchasers in the private placement:

                                            Number of
                                             Shares       Principal      Net
                       Aggregate Cash      Underlying      Amount     Recovery
Name                   Consideration        Warrants      of Notes    Amount(1)
- ----                   -------------        --------      --------    ---------
Chuck H. Hood             $ 5,000            12,500        $ 5,000     $12,514
Gary W. Young               5,000            12,500          5,000      12,514
J. Larre Barrett           20,000            50,000         20,000      50,056
Robert W. Davis            10,000            25,000         10,000      25,028
William S. Atherton        20,000            50,000         20,000      50,056
- --------------

(1) Represents each investor's interest in the net after tax cash flow estimated to be received under the Wal-Mart contract which was entered into in settlement of the litigation. The Company has calculated the total net after tax cash flow recovery from such contract to equal $5,005,000.

     On November 30, 1995, Messrs. Barrett, Davis and Atherton exercised their warrants to purchase the underlying shares of Common Stock in exchange for one-half of the outstanding principal balance of the notes covered in the private placement. At such date, the Company issued replacement notes to Messrs. Barrett, Davis and Atherton in the amounts of approximately $11,468, $5,835 and $11,671, respectively, representing the remaining outstanding principal balance on the original notes and accrued interest on the original notes through such date. Principal and interest are due and payable on such notes on or before June 30, 1997. In addition, on such date Mr. Hood and Mr. Young exchanged the notes purchased in the offering for new notes each in the principal amount of $5,347 (representing the outstanding principal balance of the original notes and accrued interest thereon through such date), which notes mature as to principal and interest on June 30, 1997.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, and to furnish the Company with a copy of each such report. SEC regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and for fiscal 1994.

          To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, during and with respect to fiscal 1995, all Section 16(a) filing requirements applicable to its executive officers, directors and more than ten percent stockholders were complied with, except that Charles H. Hood, Gary W. Young and J. Larre Barrett each inadvertently failed to timely file a statement on Form 4 with respect to the acquisition by each of common stock purchase warrants and Mr. Barrett also inadvertently failed to timely report the exempt exercise of the common stock purchase warrants on a year-end Form 5.

                                  OTHER MATTERS

Matters Which May Come Before the Annual Meeting

          The Board of Directors knows of no matters other than those described in this Proxy Statement which will be brought before the Annual Meeting for a vote of the stockholders. If any other matter properly comes before the Annual Meeting for a stockholder's vote, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

Proposals of Stockholders

          Proposals of stockholders intended to be presented at the Company's 1997 Annual Meeting of Stockholders must be received at the principal executive offices of the Company, 5100 East Skelly Drive, Meridian Tower, Suite 1080, Tulsa, Oklahoma 74135, on or before February 18, 1997, to be considered for inclusion in the Company's proxy statement and accompanying proxy for that meeting.



                                  By Order of the Board of Directors.



                                  Lynnwood R. Moore, Jr.
                                  Secretary
June 18, 1996
Tulsa, Oklahoma

                                     PROXY
                         ADDVANTAGE MEDIA GROUP, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles H. Hood and Gary W. Young as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of ADDvantage Media Group, Inc. (the "Company") held of record by the undersigned on May 31, 1996, at the Annual Meeting of Stockholders of the Company to be held on July 18, 1996, and at any and all adjournments or postponements thereof.

1.  Election of directors.

    [_] FOR all nominees listed below (except as indicated to the contrary below and subject to the discretion of the proxies as provided herein).

        J. Larre Barrett     John W. Condon    Charles H. Hood   Gary W. Young

    [_]  WITHHOLD AUTHORITY to vote for all the nominees above.

Instructions: To withhold authority for any individual nominee or nominees, write their name(s) here:

________________________________________________________________________________



               (Continued and to be signed on the reverse side)


2. Proposal to approve the appointment of Tullius Taylor Sartain & Sartain as the independent auditors of the Company.

                [_]  FOR             [_]  AGAINST        [_]   ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted at the Annual Meeting or any adjournments or postponements thereof as directed herein by the undersigned stockholder. If no specifications are made, this Proxy will be voted FOR Proposals 1 and 2. This Proxy is revocable at any time before it is exercised.

                                            IMPORTANT: Please date this Proxy
                                            and sign exactly as your name
                                            appears to the left. If shares are
                                            held by joint tenants, both should
                                            sign. When signing as attorney,
                                            executor, administrator, trustee or
                                            guardian, please give title as such.
                                            If a corporation, please sign in
                                            full corporate name by president or
                                            other authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.

                                            Dated: ___________________, 1996

                                            Signature(s) ___________________

                                            Signature(s) ___________________

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
           NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.